COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Disclosure of Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Material agreements
At the end of 2024, the Company had several agreements with third parties related to the manufacturing of RUCONEST® and Joenja® and development of new products. In these agreements certain minimum volumes are committed. Total future commitments under these agreements for the year ended December 31, 2024, and December 31, 2023, are approximately $41.6 million and $58.3 million, of which $24.8 million relates to 2025 and $16.8 million relates to 2026 and further.

Joenja® (leniolisib) milestone commitments
In August 2019, Pharming entered into a development collaboration and license agreement with Novartis to develop and commercialize leniolisib, a small molecule phosphoinositide 3-kinase delta (P13Kδ) inhibitor being developed by Novartis to treat patients with Activated Phosphoinositide 3-kinase Delta Syndrome (APDS). In November 2022, Pharming submitted regulatory filings to the FDA and EMA for the purpose to commercialize leniolisib. On March 24, 2023, Pharming received FDA approval for the commercialization of Joenja® (leniolisib) in the United States. Pharming is awaiting CHMP's opinion on the leniolisib regulatory filing submitted to EMA.
Pharming has agreed upon phased Development and Regulatory Milestone payments of $20.5 million. As a result of the first commercial sale, Pharming has paid $10.4 million in Development and Regulatory Milestone payments in 2023.
Furthermore, Pharming is committed to one-off Sales Milestone payments when annual net sales exceed set thresholds for the first time. The total commitment equals $180.0 million when yearly net sales reach $500.0 million. The first milestone equals $5.0 million when yearly net sales reach $50.0 million. After a sales threshold has been reached for the first year, the milestone payment for that threshold does not recur. In 2023, the Company has not reached the first sales milestone of yearly net sales of $50.0 million and therefore did not make any sales milestone payment.
In addition to these milestone payments, the Company has agreed to pay royalty fees to Novartis. These royalties are calculated as a fixed percentage over net sales, growing to a maximum of 18% when net sales exceed $300.0 million. These royalty payments have a term of 10 years. The minimum royalty liability of 12% is applicable for sales up until $150.0 million. The timing of the milestone payments and royalty payments is uncertain as these are highly dependent on the enrollment of new patients for leniolisib. In 2024, the Company has made $4.9 million in royalty payments to Novartis and in 2023 $2.1 million.
Public cash offer Abliva AB ("Abliva")
On December 15, 2024, Pharming announced a recommended public cash offer to the shareholders of Abliva to acquire all issued and outstanding shares of Abliva. Pharming, through its wholly-owned subsidiary Pharming Technologies B.V., offered the shareholders SEK 0.45 in cash per share in Abliva. The transaction was valued at approximately $66.1 million. In February 2025, the deal was completed and for further details, reference is made to Note 27. Events after the reporting period.